UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Invesco Mortgage Capital Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2011

Invesco Mortgage Capital Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34385	262749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a
(Former name or former address, if changed since last report.)

[Missing Graphic Reference]

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Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported, in the proxy statement for the Company’s 2011 Annual Meeting of Stockholders (the "2011 Meeting"), the Board of Directors (the “Board”) recommended that stockholders vote, on an advisory (non-binding) basis, in favor of triennial future "say-on-pay" votes. Say-on-pay votes are periodic advisory (non-binding) stockholder votes to approve the compensation paid to the Company's named executive officers.  At the 2011 Meeting, a majority of the shares cast on the matter voted in favor of an annual frequency for say-on-pay votes, and these results were timely reported in the Company’s Current Report on Form 8-K filed with the SEC on May 11, 2011 (the “Original Report”).

The Board carefully evaluated the voting results and various other factors. After consideration, the Board approved holding triennial say-on-pay votes and disclosed its determination in an amendment to the Original Report filed on August 22, 2011. The Board’s decision was based upon the fact that the Company does not provide any form of compensation to the Company’s executive officers.  Instead, the compensation of the Company’s executive officers, all of whom are employed by the Company’s Manager, Invesco Advisers, Inc., is the exclusive responsibility of the Manager.

The Board has accepted Institutional Shareholder Services’ recent recommendation that say-on-pay votes occur annually consistent with stockholders’ preference.  Therefore, the Board has determined that the Company will hold future advisory (non-binding) say-on-pay votes on an annual basis commencing with the Annual Meeting of Stockholders in 2013.

On April 23, 2012, the Company is filing this Current Report on Form 8-K/A, further amending the Original Report, solely for the purpose of disclosing the Board's revised decision on the frequency of future say-on-pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

By:	/s/ Donald R. Ramon
Donald R. Ramon
Chief Financial Officer

Date: April 23, 2012